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                                  EXHIBIT 10.4

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                         FIRST FEDERAL SAVINGS AND LOAN
                            ASSOCIATION OF ALPENA AND
                            ALPENA BANCSHARES, M.H.C.
                       1996 RECOGNITION AND RETENTION PLAN


1.      ESTABLISHMENT OF THE PLAN

        First Federal Savings and Loan Association of Alpena (the "Bank") and Alpena Bancshares, M.H.C. (the "Company") hereby establish the 1996 Recognition and Retention Plan (the "Plan") upon the terms and conditions hereinafter stated in the Plan.

2.      PURPOSE OF THE PLAN

        The purpose of the Plan is to retain Employees and Outside Directors of experience and ability by providing such persons with a proprietary interest in the Bank as compensation for their contributions to the Bank and the Company and their Affiliates and as an incentive to make such contributions and to promote the Bank's growth and profitability in the future.

3.      DEFINITIONS

        The following words and phrases when used in the Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

        "AFFILIATE" means any "parent corporation" or "subsidiary corporation" of the Bank or the Company, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

        "AWARD" means the grant of Restricted Stock, as provided in the Plan.

        "BANK" means First Federal Savings and Loan Association of Alpena.

        "BENEFICIARY" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

        "BOARD" OR "BOARD OF DIRECTORS" means the Board of Directors of the Bank and the Company, as applicable.

        "CAUSE" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Bank or an Affiliate.

        "CHANGE IN CONTROL" means:

        (1)(i) A reorganization, merger, merger conversion, consolidation or sale of all or substantially all of the assets of the Bank or the Company or a similar transaction in which the Bank or Company is not the resulting entity or the Stock Holding Company is not the resulting entity; (ii) individuals who constitute the Board of Directors of the Bank or the Board of Directors of the Company as of the date hereof (the "Incumbent Board"), cease for any reason to constitute at least a majority thereof, PROVIDED THAT any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-fourths of the directors composing the Incumbent Board or whose nomination for election by the Bank's or Company's stockholders or members, respectively, was


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approved by the Nominating Committee serving under an Incumbent Board shall be for purposes of this section considered as though he were a member of the Incumbent Board; or (iii) an acquisition of "control" of the Bank or the Company as defined by the Home Owners Loan Act, as amended, and applicable rules and regulations promulgated thereunder as in effect at the time of the Change in Control (collectively, the "HOLA"), or (iv) an acquisition of the Bank's stock requiring submission of notice under the Change in Bank Control Act;

        (2) In the event the Company converts from the mutual form of organization to the stock form of organization in a Conversion Transaction at any time subsequent to the effective date of the Plan, a "Change in Control" shall mean a change in control of the Bank or the Stock Holding Company of a nature that: (i) would be required to be reported in response to Item 1a of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a change in control of the Bank or the Stock Holding Company within the meaning of the Bank Holding Company Act ("BHCA"); or (iii) without limitation, results in (a) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Stock Holding Company representing 25% or more of the Bank's or Stock Holding Company's outstanding securities ordinarily having the right to vote at the election of directors, except for any securities purchased by the Bank's or the Stock Holding Company's employee stock benefit plans; or (b) the Incumbent Board ceasing for any reason to constitute at least a majority of the Board of Directors of the Bank or Stock Holding Company; or (c) results in a reorganization, merger, consolidation, sale of all or substantially all of the assets of the Bank or the Stock Holding Company or similar transaction.

        Notwithstanding anything to the contrary herein, the conversion of the Company to stock form, on a stand-alone basis, shall not be a Change in Control.

        "CODE" means the Internal Revenue Code of 1986, as amended.

        "COMMITTEE" means the Stock Benefits Committee of the Board appointed by the Bank which shall consist of at least three Outside Directors of the Bank or the Company, all of whom are and must be "disinterested directors," as that term is defined under Rule 16b-3 of the Securities Exchange Act of 1934.

        "COMMON STOCK" means shares of the common stock of the Bank, par value of $1.00 per share.

        "COMPANY" means Alpena Bancshares, M.H.C.

        "CONTINUOUS SERVICE" means employment as an Employee or service as an Outside Director without any interruption or termination of such employment or service. In the case of an Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor. For purposes of determining Continuous Service, an Outside Director who terminates service on the Board but who continues to serve the Bank or Company as a Director Emeritus will not be deemed to have an interruption or termination of service under the Plan.

        "CONVERSION TRANSACTION" means the conversion of the Company from the mutual to stock form of organization either on a stand-alone basis or in the context of a merger conversion, as provided by regulations of the OTS.

        "DIRECTOR" means a member of the Board of Directors.

        "DIRECTOR EMERITUS" means a former Director, who in recognition of his or her past contributions, has been titled as a director emeritus.

        "DISABILITY" means the permanent and total inability by reason of mental or physical infirmity, or both, of an Employee to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability


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will terminate or that it appears probable that such Disability will be permanent during the remainder of such Employee's lifetime.

        "EFFECTIVE DATE" means the date the Plan is ratified by the Board, following the approval of stockholders.

        "EMPLOYEE" means any person who is currently employed by the Bank, the Company or an Affiliate, including officers.

        "ESCROW AGENT" means the person designated by the Board or the Committee to hold the Restricted Stock as agent for the parties until the lapse of the restrictions imposed by Section 6.1.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        "NORMAL RETIREMENT" means, for an Employee, retirement at the normal or early retirement date as set forth in the Bank's Employee Stock Ownership Plan, or any successor plan. For an Outside Director, Normal Retirement means retirement from service on the Board.

        "OFFERING" means the initial public offering of the Common Stock of the Bank.

        "OTS" means the Office of Thrift Supervision, or any successor thereto.

        "OUTSIDE DIRECTOR" means a Director who is not also an Employee.

        "RECIPIENT" means an Employee or Director who receives an Award under the Plan.

        "REORGANIZATION" means the reorganization of First Federal Savings and Loan Association of Alpena as a mutual holding company and the establishment of the Bank as its majority-owned subsidiary.

        "RESTRICTED PERIOD" means the period of time selected by the Board or the Committee, as applicable, for the purpose of determining when restrictions are in effect under Section 6 with respect to Restricted Stock.

        "RESTRICTED STOCK" means shares that have been awarded under the Plan to a Recipient subject to the restrictions referred to in Section 6, so long as such restrictions are in effect.

        "STOCK HOLDING COMPANY" means the holding company resulting from a stock conversion of the Company in a Conversion Transaction.

4.      ADMINISTRATION OF THE PLAN

        4.1 ROLE OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in this and other sections of the Plan. The interpretation and construction by the Committee of any provision of the Plan or of any Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

        4.2 ROLE OF THE BOARD. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in this and other sections of the Plan, may take any action under or with respect to the Plan that the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, PROVIDED, HOWEVER, that the Board may not revoke any Award except in the case of revocation for Cause or, with respect to unearned Awards, in the event a Recipient of an Award voluntarily terminates employment with the Bank prior to Normal Retirement.


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        4.3     PLAN ADMINISTRATION RESTRICTIONS. The Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934. Notwithstanding any term to the contrary appearing herein, unless permitted by Rule 16b-3(c)(2)(ii), subsequent to the establishment of the Plan, neither the Committee nor the Board shall have the authority to determine the amount and price of securities to be awarded and/or timing of awards to Outside Directors, which terms shall be set forth in the Plan. To the extent any provision of the Plan or action by the Committee or Board fails to comply with this Section 4.3, such provision or action shall, to the extent permitted by law and deemed advisable by the Board, be deemed null and void.

        4.4 LIMITATION ON LIABILITY. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank, the Company and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

5.      ELIGIBILITY; AWARDS

        5.1 ELIGIBILITY. Employees and Outside Directors are eligible to receive Awards.

        5.2 AWARDS TO EMPLOYEES. The Committee may determine which of the Employees referenced in Section 5.1 will be granted Awards and the number of shares covered by each Award; PROVIDED, HOWEVER, that in no event shall any Awards be made that will violate the Plan, the Charter, Bylaws or Plan of Reorganization from Mutual Savings Bank to Mutual Holding Company and Stock Issuance Plan of the Bank or any applicable federal or state law or regulation. Shares of Restricted Stock that are awarded by the Committee shall, on the date of the Award, be registered in the name of the Recipient and transferred to the Recipient, in accordance with the terms and conditions established under the Plan. The total number of shares that will be awarded or reserved for Employees under the Plan shall be 17,940 shares.

        In the event Restricted Stock is forfeited for any reason, the Committee, from time to time, may determine which of the Employees referenced in
Section 5.1 will be granted additional Awards to be awarded from forfeited Restricted Stock. In selecting those Employees to whom Awards will be granted and the amount of Restricted Stock covered by such Awards, the Committee shall consider the position and responsibilities of the Employees, the length and value of their services to the Bank and its Affiliates, the compensation paid to the Employees and any other factors the Committee may deem relevant, and the Committee may request the written recommendation of the Chief Executive Officer and other senior executive officers of the Bank, the Company and its Affiliates. All allocations by the Committee shall be subject to review, and approval or rejection, by the Board.

        Subject to Sections 6.3 and 6.4, no Restricted Stock shall be earned unless the Employee maintains Continuous Service until the restrictions lapse.

        5.3 AWARDS TO OUTSIDE DIRECTORS. Each Outside Director serving on the Board of the Bank or the Company on the Effective Date shall be issued an Award equal to 2,415 shares of Restricted Stock. The total number of shares that will be awarded or reserved for Outside Directors under the Plan shall be 9,660 shares.

        Any person who becomes an Outside Director subsequent to the date of approval of the Plan by stockholders shall receive an Award of Restricted Stock equal to 2,415 shares, subject to availability.

        No Restricted Stock shall be earned by an Outside Director unless the Outside Director maintains Continuous Service until the restrictions lapse.


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        5.4     MANNER OF AWARD. As promptly as practicable after a
determination is made pursuant to Sections 5.2 and 5.3 that an Award has been granted, the Committee shall notify the Recipient in writing of the grant of the Award, the number of shares of Restricted Stock covered by the Award, and the terms upon which the Restricted Stock subject to the Award may be earned. Upon notification of an Award of Restricted Stock, the Recipient shall execute and return to the Bank a restricted stock agreement setting forth the terms and conditions under which the Recipient shall earn the Restricted Stock (the "Restricted Stock Agreement"), together with a stock power endorsed in blank. Thereafter, the Recipient's Restricted Stock and stock power shall be deposited with the Escrow Agent specified by the Bank, who shall hold such Restricted Stock under the terms and conditions set forth in the Restricted Stock Agreement. Each certificate representing an Award under the Plan shall be registered in the name of the Recipient.

        5.5 TREATMENT OF FORFEITED SHARES. In the event shares of Restricted Stock are forfeited by a Recipient hereunder, such shares shall be returned to the Bank and shall be held and accounted for and re-awarded pursuant to the terms of the Plan.

6.      TERMS AND CONDITIONS OF RESTRICTED STOCK

        The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant Awards of Restricted Stock to Employees and, in addition to the terms and conditions contained in this Section 6, to provide such other terms and conditions (which need not be identical among Recipients) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

        6.1 GENERAL RULES. Restricted Stock shall be earned by an Employee at the rate determined by the Committee at the time of grant of the Award; PROVIDED, HOWEVER, that no shares shall be earned for any year in which the Bank is not meeting all of its fully phased-in capital requirements. Awards granted to Outside Directors shall be earned by an Outside Director at the rate of twenty percent (20%) of the aggregate number of shares covered by the Award per year commencing one year from the date of grant. Subject to any such other terms and conditions as the Committee shall provide with respect to awards to Employees, shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Recipient, except as hereinafter provided, during the Restricted Period. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to Awards issued to Employees, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

        6.2     CONTINUOUS SERVICE; FORFEITURE. Except as provided in Sections
6.3 and 6.4, if an Employee or Outside Director ceases to maintain Continuous Service for any reason, unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Employee or Outside Director and which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 6.1 shall upon such termination of Continuous Service be forfeited.

        6.3 EXCEPTION FOR TERMINATION DUE TO DEATH, DISABILITY OR NORMAL RETIREMENT. Notwithstanding the general rules contained in Sections 6.1 and 6.2, Restricted Stock awarded to a Recipient whose employment or service terminates due to death, Disability, or Normal Retirement that has not theretofore been earned, shall be deemed earned as of the Recipient's last day of employment or service.

        6.4 EXCEPTION FOR TERMINATIONS AFTER A CHANGE IN CONTROL. Notwithstanding the general rules contained in Sections 6.1 and 6.2, all Restricted Stock held by a Recipient whose employment or service terminates following a Change in Control shall be deemed earned as of the Recipient's last day of employment or service.

        6.5 REVOCATION FOR CAUSE. Notwithstanding anything herein to the contrary, if a Recipient is terminated for cause or has engaged in conduct that would justify termination for cause, the Board may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, previously awarded under the Plan, whether or not yet earned, to the extent Restricted Stock has not been redelivered by the Escrow Agent to the Recipient.


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        6.6     RESTRICTED STOCK LEGEND. Each certificate representing an Award under the Plan shall be registered in the name of the Recipient and deposited by the Recipient, together with a stock power endorsed in blank, with the Escrow Agent and shall bear the following (or a similar) legend:

                        "The transferability of this certificate and the shares
                of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the First Federal Savings and Loan Association of Alpena and Alpena Bancshares, M.H.C. 1996 Recognition and Retention Plan. Copies of such Plan are on file in the offices of the Secretary of First Federal Savings and Loan Association of Alpena, 100 South Second Avenue, Alpena, Michigan 49707."

        6.7 PAYMENT OF DIVIDENDS AND RETURN OF CAPITAL. After an Award has been granted but before such Award has been earned, the Recipient shall receive any cash dividends or stock dividends paid with respect to such shares, or shall share in any pro-rata return of capital to all shareholders with respect to the Common Stock. Unless the Recipient has made an election under Section 83(b) of the Code, cash dividends or other amounts so paid on shares that have not yet been earned by the Recipient shall be treated as compensation income (or, in the case of an Outside Director, self-employment income) to the Recipient when paid.

        6.8 VOTING OF RESTRICTED SHARES. After an Award has been granted, the Recipient as owner of such shares shall have the right to vote such shares.

        6.9 DELIVERY OF EARNED SHARES. At the expiration of the restrictions imposed by Section 6.1, the Escrow Agent shall redeliver to the Recipient (or where the relevant provision of Section 6.3 applies in the case of a deceased Recipient, to his Beneficiary), the certificate(s) deposited with it and the shares represented by such certificate(s) shall be free of the restrictions imposed by Section 6.1.

7.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

        In the event of any change in the outstanding shares subsequent to the Effective Date by reason of any reorganization (other than the Reorganization), recapitalization, stock split, combination or exchange of shares, merger, consolidation or any change in the corporate structure or shares of the Bank, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan shall be appropriately adjusted. Any shares of stock or other securities received, as a result of any of the foregoing, by a Recipient shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Escrow Agent in the manner provided in Section 6.6.

8.      ASSIGNMENTS AND TRANSFERS

        No Award nor any right or interest of a Recipient in any instrument evidencing any Award may be assigned, encumbered or transferred except, in the event of the death of a Recipient, by will or the laws of descent and distribution.

9.      EMPLOYEE RIGHTS UNDER THE PLAN

        No Employee shall have a right to be selected as a Recipient nor, having been so selected, to be selected again as a Recipient and no Employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Bank or an Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any Employee any right to be retained in the employ of the Bank or an Affiliate.


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10.     WITHHOLDING TAX

        Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at such earlier time, if any, that an election is made by the Employee under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Bank or its Affiliate, as applicable, shall have the right to require the Employee or other person receiving such shares to pay the Bank or Affiliate the amount of any taxes that the Bank or Affiliate is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Bank or Affiliate shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Bank or Affiliate is required to withhold with respect to such dividend payments.

11.     TREATMENT OF RESTRICTED STOCK IN THE EVENT OF CONVERSION TRANSACTION

        In the event that the Company converts to stock form in a Conversion Transaction, any Restricted Stock shall be exchanged into shares of Common Stock of the Stock Holding Company, PROVIDED, HOWEVER, that if for any reason such shares are not to be exchanged, the Stock Holding Company shall, simultaneously with the closing of the Conversion Transaction, purchase Restricted Stock for cash equal to the fair market value of such Restricted Stock or Shares. Any exchange of shares or cash payment for shares shall be subject to applicable federal and state regulations and, if necessary, subject to the approval of the appropriate Regulatory authorities.

12.     AMENDMENT OR TERMINATION

        The Board of the Bank or the Company may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in Section 6) no amendment shall be made without approval of the stockholders of the Bank that shall (i) materially increase the aggregate number of shares with respect to which Awards may be made under the Plan, (ii) materially increase the aggregate number of shares that may be subject to Awards to Recipients who are not Employees, or (iii) change the class of persons eligible to participate in the Plan; PROVIDED, HOWEVER, that no such amendment, suspension or termination shall impair the rights of any Recipient, without his consent, in any Award theretofore made pursuant to the Plan.

13.     GOVERNING LAW

        The Plan shall be governed by the laws of the State of Michigan.

14.     TERM OF PLAN

        The Plan shall become effective upon its ratification by the Board of the Bank and the Company, following the approval of the Plan by stockholders. It shall continue in effect until the earlier of (i) fifteen years from the Effective Date, unless sooner terminated under Section 12, or (ii) the date upon which all shares of Common Stock available for award hereunder have vested in the Recipients of such Awards.


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        IN WITNESS WHEREOF, the Bank and the Company have caused this Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the 27th day of February, 1996.


ATTEST:                                    FIRST FEDERAL SAVINGS AND LOAN
                                           ASSOCIATION OF ALPENA



   /s/ Robert H. Nowicki               By:    /s/ Duane I. Dickey
------------------------------------       -------------------------------------
Robert H. Nowicki                          Duane I. Dickey
Corporate Secretary                        President and Chief Executive Officer




                                           ALPENA BANCSHARES, M.H.C.



   /s/ Robert H. Nowicki               By:   /s/ Duane I. Dickey
------------------------------------       -------------------------------------
Robert H. Nowicki                          Duane I. Dickey
Corporate Secretary                        President and Chief Executive Officer


------------------------------------
Date Approved by Stockholders




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